KAR Holdings

ADESA
WORKING WONDERS™

IAA
INSURANCE
AUTO AUCTIONS

AFC
Automotive Finance Corporation®

KAR Holdings, Inc. Analyst Day December 12, 2008 Exhibit 99.1

2
Forward-Looking Statements
This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.
Such statements are subject to certain risks, trends, and uncertainties that could cause actual results to differ materially from those projected, expressed or implied by such forward-looking statements.
Many of these risk factors are outside of the company’s control, and as such, they involve risks which are not currently known to the company that could cause actual results to differ materially from forecasted results. The forward-looking statements in this document are made as of the date hereof and the company does not undertake to update its forward-looking statements.

3
Information Technology Update – John
Nordin, EVP & CIO
Used Vehicle Market Conditions and
Outlook – Tom Kontos, EVP Customer
Strategies and Analytics
Corporate Update – Eric Loughmiller,
EVP & CFO
Agenda

Information Technology Update

5
Business process and systems
integration
• Work order management system
• Electronic vehicle inspection integration
• Electronic vehicle check-in
Acquisition integrations
Improved business information
systems
• Business intelligence system
• Management operating system
Upgrade core technology
• Modern development platform
• Component-based architecture
In development pipeline for 2009:
• Continue business process and system
integrations
• Continue core technology upgrade
• Common consignor vehicle intake system
• New transportation system
ADESA Auction Operations

ADESA E-Business Channels
Upstream
Upstream
Midstream
Midstream
Downstream
Downstream
Units Enter
Stream
Units Enter
Stream
Sold from
Sold from
Grounding Site
Grounding Site
No Transportation
No Transportation
Primarily
Primarily
Closed
Closed
Variety of Locations
Variety of Locations
Transportation
Transportation
Occurred
Occurred
Open and Closed
Open and Closed
Hybrid & No-Sales
Hybrid & No-Sales
Open and Closed
Open and Closed
Vehicle Locations
Grounding Sites
Dealer Lots
Marshalling Yards
Business Locations
Vehicles Available
While in Transport
During Recon
Awaiting Sale Lineup
Seller’s Value Proposition
Reduced expenses and days to sell.
Ability to build the brand.
Seller’s Value Proposition
Reduced expenses and days to sell.
Ability to build the brand.
Seller’s Value
Proposition
Increase buyer base
and exposure of
inventory to market.
Access to
reconditioning
and
storage locations.
Seller’s Value
Proposition
Increase buyer base
and exposure of
inventory to market.
Access to
reconditioning
and
storage locations.
Transportation
Occurs
Transportation
Occurs
Offered in
Physical Sale
Offered in
Physical Sale
Units Exit
Stream
Units Exit
Stream

KAR Holdings

ADESA LiveBlock - Microsoft Internet Explorer
ADESA LIVEBLOCK
Upcoming Vehicles
Watch More Lanes
ADESA Montreal
Lane A
Connecting to broadcast. Please wait...
Asking Bid
$13,300
BID
#468 2001 DODGE CARAVAN SE
Vehicle Information
See More Pictures
Automatic Transmission
hood replaced; repainted; tail gate scratches;

7
ADESA E-Business
New upstream and mid-stream
product offerings:
• Private label storefronts
• Common back office platform
• Integrated with auction ops systems
New customers in 2008:
• Nissan/Chrysler/Hyundai/Kia
• VW/BMW/US Bank/Chrysler Fleet
• New features in 2008:
Autobid functionality
Transportation quotes
MyAccount
Carfax reports

KAR Holdings

http://testlab.adesa.liveglobalbid.com - ADESA LiveBlock - Microsoft Internet Explorer
ADESA LIVEBLOCK.
Home
Upcoming Vehicles
Watch More Lanes
ADESA Montreal
Lane A
Floor Bidder bids $12300
Floor Bidder bids $12400
Floor Bidder bids $12500
Floor Bidder bids $12600
Floor Bidder bids $12700
Floor Bidder bids $12800
Floor Bidder bids $12900
Floor Bidder bids $13000
Floor Bidder bids $13100
Floor Bidder bids $13200
Connecting to broadcast. Please wait...
Asking Bid:
$13,300
BID
Chrysler Financial
#468 2001 DODGE CARAVAN SE
Vehicle Information
See More Pictures
VIN: 1B4GP25R71B220722
Odometer: 57669
Ext. Color: Red
Engine: 6G
Int. Color: Beige
Transmission: Automatic Transmission
In Service Date: 07/12/2001
Int. Type: Cloth
Body Style: 4 DR FWD MINIVAN
Prov./State: QC
Stock #: 219261
Installed Options: PB,AC,EW,CC,EL,R,D
Additional Options: 3.3L V6 MPI, 7 Passenger
Exterior Damage: hood replaced+repainted; tail gate scratches;
Interior Damage:
Announcements: 3/60 Basic, 5/100 Powertrain
Remarks: Cross Buying Yes, Interior color: -T5, Primary color: 1PEL, Program type: F, Wholesale price: $26,019.00
Tires and Wheels: tires matched: 4 fair(3);
Promotion:
Internet

8
ADESA E-Business
Live internet bidding platform
Acquisition of LiveGlobalBid
Settlement of AMS patent infringement
lawsuit
All auction lanes/all locations
In development pipeline for 2009:
ADESA.com V2
New customers
Vehicle condition report and image
repository

KAR Holdings

HOME | HELP | ADMIN | LOGOUT
NMAC RPM
FIND VEHICLES | MY AUCTION ACTIVITY | NOTIFY ME | ACTIVITY REPORTS | MATURITY OPTIMIZER
Bill Smith ABC Nissan, Dallas TX
Welcome
Nissan is proud to announce the all new RPM 2.0 (Remarketing Portfolio Manager) for managing your retail and off lease portfolio. RPM 2.0 has been designed
Start Here: Ground and Buy Vehicles
* VIN:
Continue
Dashboard: You have 6 Vehicles Requiring Action and 1 vehicle on your lot Available to All Dealers!

VIN/SR	YR	MK	MODEL / TRIM	TIME LEFT TO BUY	GPO	RESIDUAL	LESSEE NAME	DISPOSITION	ACTION TO TAKE	ODOM
265481545C164951	05	NIS	350Z / Touring	0 Hrs 5 Mins	$25,000	$23,500	Smith, Joseph	Available To Buy	Buy	View
265481545C164951	05	NIS	350Z / Touring	2 Hr 45 Mins	$25,000	$23,500	Smith, Joseph	Available To Buy	Buy	View
265481545C164951	05	NIS	350Z / Touring	4 Hrs 20 Mins	$25,000	$23,500	Smith, Joseph	Available To Buy	Buy	View
265481545C164951	05	NIS	350Z / Touring	[illegible]	N/A	$23,500	Smith, Joseph	Available To Buy Pull Ahead	Buy	View
265481545C164951	05	NIS	350Z / Touring	[illegible]	[illegible]	[illegible]	Smith, Joseph	Available To Buy	Buy	View
265481545C164951	05	NIS	350Z / Touring	24 Hrs 30 Mins	Now Bidding	Now Bidding	Smith, Joseph	Available To All Dealers	Buy Now / Bid Now	View
265481545C164951	05	NIS	350Z / Touring	Pending	Pending	Pending	Smith, Joseph	Awaiting Pricing	Buy	View

* Required Fields
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KAR Holdings

HOME | HELP | ADMIN | LOGOUT

HMFC DIRECT

FIND VEHICLES | MY AUCTION ACTIVITY | NOTIFY ME | ACTIVITY REPORTS

Bill Smith ABC Hyundai, Dallas TX
Monday, November 24, 2008

Welcome

HMFC is proud to announce the all new HMFC Direct website for managing your retail and off lease vehicle portfolio. HMFC Direct has been designed to provide Hyundai retailers with an easy to use web-based system for managing the customer lease return process and for locating and purchasing used vehicles.

Start Here: Ground and Buy Vehicles

Enter VIN below to start the process of returning a vehicle or to purchase a lease vehicle (includes: Lessee Purchase, Trade-in or Dealer Inventory Purchase)

* VIN: [Enter Full 17 Digit VIN] Continue

(For Demo - Bad VIN - No Pricing - Error)

Dashboard: You have 6 Vehicles Requiring Action and 1 vehicle on your lot Available to All Dealers!

VIN/CR	YR	MK	MODEL / TRIM	TIME LEFT TO BUY	MBP	RESIDUAL	LESSEE NAME	STATUS	ACTION TO TAKE	VEHICLE MILEAGE	ODOM
KMHHM65D45J230694	06	HYU	Tiburon Coupe	0 Hrs 5 Mins	$25,000	$23,500	Smith, Joseph	Available To Buy	Buy Pass	26,000	View
KMHHM65D45J230694	06	HYU	Tiburon Coupe	2 Hr 45 Mins	$25,000	$23,500	Smith, Joseph	Available To Buy	Buy Pass	27,500	View
KMHHM65D45J230694	06	HYU	Tiburon Coupe	4 Hrs 20 Mins	Request	$23,500	Smith, Joseph	Available To Buy	Buy Pass	32,000	View
KMHHM65D45J230694	06	HYU	Tiburon Coupe	6 Hrs 32 Mins	Request	$23,500	Smith, Joseph	Available To Buy	Buy Pass	36,000	View
KMHHM65D45J230694	06	HYU	Tiburon Coupe	8 Hrs 56 Mins	Request	$23,500	Smith, Joseph	Available To Buy	Buy Pass	55,000	View
KMHHM65D45J230694	06	HYU	Tiburon Coupe	24 Hrs 20 Mins	Now Bidding	Now Bidding	Smith, Joseph	Available To All Dealers	Buy Now / Bid Now	53,000	View

* Required Fields

Copyright | Contact HMFC Direct | Privacy | This site is operated by Adesa, Inc. © 2008 Hyundai Motor Finance Corporation

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KAR Holdings

Condition report . Printer Friendly - Windows Internet Explorer

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CONDITION REPORT

Inspection ID: 51197387

Inspection Date: 10/08/2007

Vehicle Information			
VIN:	KMHHM65D46U230694	Gray Keys:	1
Year:	2006	Metal Keys:	1
Make:	Hyundai	Odor:	None
Model:	Tiburon Coupe	Ext. Color/Code:	Black
Trim:	Coupe	2nd Color/Code:	
Engine:	6 Cylinder	Int. Type:	Leather
Trans:	Automatic	Int. Color:	Black
Remotes Present:	0	Int. Condition:	Fair
Black Keys:	2	Miles/Insp:	32,000
Drivable:	Yes	Frame Damage:	No
Odometer:	Functions Properly		

Location Information			
Location Name:	ABC Hyundai	Inspection Company:	Alliance Inspection Management
Turn-In Dealer:	06132	Status:	Completed
Email Address:	billsmith@xyz.com	Date:	12/13/2007
Phone:	123-456-7891		
Fax:	123-456-7892		
Address:	9876 South Street		
City:	Dallas		
State:	Texas		
Zip:	75266		

Vehicle Images

Options

Wheels and Tires

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KAR Holdings

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KAR Holdings

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Run | Year | Make | Model | Body Style | Engine | Odom | Color | Auction Date | AMG | Location | Details | Add to Watch List
AH-2 2005 ACURA RL 4DR 3.5L V6 61767 M GRAY 05-08-2008 $22,389 Boston View Add
Options: AT AWD AC AD CC PL PW SN PS CX Leather Tilt Telescp SAirbgLF WoodTrim CdinDash RearDfrost SAirbgRR SAirbgRF SAirbgLR
Announcement: NO NAV DISC.
Information: MSRP $12,000. VIN: JH4KB16515C001576.
Consignor: American Honda Finance/Honda Lease Trust/HVT, Inc.
AH-9 2006 ACURA RL 4DR 3.5L V6 68589 M GRAY 05-08-2008 $24,675 Boston View
Options: AT AWD AC AD CC PL PW SN PS CX Leather Tilt Telescp SAirbgLF RearDfrost SAirbgLR SAirbgRF SAirbgRR WoodTrim CdinDash
Announcement: NO NAV DISC
Promotion: $200 Transportation assistance when purchased on ADESA LiveBlock.
Information: VIN: JH4KB16515C001576.
Consignor: American Honda Finance/Honda Lease Trust/HVT, Inc.
AH-2 2005 ACURA RL 4DR 3.5L V6 61767 M GRAY 05-08-2008 $22,389 Boston View Add
Options: AT AWD AC AD CC PL PW SN PS CX Leather Tilt Telescp SAirbgLF WoodTrim CdinDash RearDfrost SAirbgRR SAirbgRF SAirbgLR
Announcement: NO NAV DISC.
Information: MSRP $12,000. VIN: JH4KB16515C001576.
Consignor: American Honda Finance/Honda Lease Trust/HVT, Inc.
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ADESA.com New Vehicle List

14
Insurance Auto Auctions
Vehicle Condition Reports
New Buyer Website
Mobile Inventory Mgmt Pilot
• AutoVin
• Core Technology Refresh
• Field Dispatch and Routing System
• PAR
• Business System Replacement
Other 2009 KAR IT Initiatives

15
IT outsourcing
Payroll
Datacenter operations
E-Business development
• IT expense management
• KAR-level contracts
• Vendor rebates
• Vendor and product standardization
• IT infrastructure
• Redundant
• Reliable
• Scalable
• IT talent
• Fully staffed
Corporate IT Initiatives

Used Vehicle Market Conditions and Outlook December 2008

Remarketing Industry Supply

Rental and commercial fleet sales have fallen
significantly so far this year.
Fleet Sales by Manufacturers
- YTD Through October -
839,159
755,150
1,580,078
1,312,078
2,419,237
2,067,228
0
500,000
1,000,000
1,500,000
2,000,000
2,500,000
3,000,000
2007 2008
Sales Volume
Commercial Fleet Rental Total
Units %
Commercial Fleet -84,009 -10.0%
Rental -268,000 -17.0%
Total -352,009 -14.6%
'08 vs '07 Variance

KAR Holdings

Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02
Jan-03
Apr-03
Jul-03
Oct-03
Jan-04
Apr-04
Jul-04
Oct-04
Jan-05
Apr-05
Jul-05
Oct-05
Jan-06
Apr-06
Jul-06
Oct-06
Jan-07
Apr-07
Jul-07
Oct-07
Jan-08
Apr-08
Jul-08
Oct-08

The withdrawal and de-emphasis of leasing,
particularly of SUVs and pickups by some players,
has caused some erosion in lease penetration.
Lease Penetration
(Personal Use* Leases as a Percent of Total New Vehicle Sales)
19.3%
30.5%
20.9%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
*"Personal use" leases are leases on vehicles used by businesses that are also used at least 20% of the time for personal use.

The decline in lease origination volume in 2008 is
due more to low new-vehicle sales than to the
withdrawal from leasing by some players.
New Lease Volume
(Percent Change from Prior Year)
-5.6%
-16.7%
-11.8%
1.6%
7.3%
7.7%
5.6%
-12.8%
-20%
-15%
-10%
-5%
0%
5%
10%
2001 2002 2003 2004 2005 2006 2007 2008YTD Sep

Fed data puts recent lease trends into a long-term
perspective and confirms that there are a lot of
leases in the pipeline.
Federal Reserve Board Consumer Leases Outstanding*
($Millions)
$0
$20,000
$40,000
$60,000
$80,000
$100,000
$120,000
$140,000
Jan-
90
Jan-
91
Jan-
92
Jan-
93
Jan-
94
Jan-
95
Jan-
96
Jan-
97
Jan-
98
Jan-
99
Jan-
00
Jan-
01
Jan-
02
Jan-
03
Jan-
04
Jan-
05
Jan-
06
Jan-
07
Jan-
08
*Adjusted for inflation in new vehicle prices used new vehicle CPI.

Nevertheless, the growth in lease origination
volume from 2004-2007 should provide ample off-
lease volume for the remainder of the decade.
Growth (000s):         162    195     49      82    -174
Consumer Leases and Off-Lease Volumes Returning for Wholesale Remarketing (Millions)
4.16
3.61
3.17
3.05
3.26
3.40
3.50
3.67
3.31
3.58
3.61
3.65
1.68
1.81
1.89
1.93
1.48
1.26
1.25
1.41
1.60
1.65
1.74
1.56
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Consumer Leases Off-Lease Volume Returning for Wholesale Remarketing
History Projections

Delinquency rates are at all-time highs.
Indirect Auto Loan Delinquency Rates
- Quarterly % of Loans 30 Days or More Overdue -
3.07%
0%
1%
1%
2%
2%
3%
3%
4%
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008

Repos are at all-time highs and will climb
to the 2 million range in 2008 and 2009.
Repossessions (000s of Units)
224
304
372
350
321
311
324
376
889
931
1,004
1,078
1,185
1,183
1,197
1,267
1,113
1,235
1,376
1,428
1,506
1,494
1,521
1,643
0
200
400
600
800
1,000
1,200
1,400
1,600
1,800
2000 2001 2002 2003 2004 2005 2006 2007
New Used
Source: CNW Marketing/Research and ADESA Analytical Services.

Retail Vehicle Markets

Franchised dealers have tried to offset declines in new
vehicle sales by emphasizing used vehicle sales.
Independent dealers are having an even tougher go.
2008 2007 Amount %
New Vehicle Sales 11,605 13,584 (1,979)      -14.6%
Used Vehicle Sales 31,410 35,204 (3,793)      -10.8%
     Franchised Dealers 11,215 12,065 (850)         -7.0%
     Independent Dealers 10,091 11,135 (1,044)      -9.4%
     Private Individuals 10,104 12,004 (1,900)      -15.8%
Total Vehicle Sales 43,015 48,788 (5,773)      -11.8%
Source:  Automotive News Data Center, CNW Marketing/Research,
             and ADESA Analytical Services.
YTD Through Oct Increase/(Decrease)
New and Used Vehicle Sales - U.S.
(000s of Units Sold)

KAR Holdings

Franchised Dealership Count
Independent Dealership Count
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008E

Dealers consolidation has shifted from
being primarily due to acquisitions to
being primarily due to exits.
Number of Franchised and Independent Dealerships in the U.S.
18,000
19,000
20,000
21,000
22,000
23,000
24,000
25,000
35,000
40,000
45,000
50,000
55,000
60,000
65,000
70,000
75,000
Franchised Independent

Manufacturer-to-Dealer Floor Plans Outstanding
$0
$20,000
$40,000
$60,000
$80,000
$100,000
$120,000
Jan-
90
Jan-
91
Jan-
92
Jan-
93
Jan-
94
Jan-
95
Jan-
96
Jan-
97
Jan-
98
Jan-
99
Jan-
00
Jan-
01
Jan-
02
Jan-
03
Jan-
04
Jan-
05
Jan-
06
Jan-
07
Jan-
08
$Millions
Dealers have recently been unable or
unwilling to carry as much inventory.

New vehicle incentives had been relatively stable
after dropping in 2006.  However, they have
climbed recently in light of weak sales.
Average New-Vehicle Incentives According to Edmunds
$2,677
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08

Despite higher new-car incentives, used vehicle
prices are becoming more attractive relative to
new vehicles.
Used Vehicle Price as a % of New Vehicle Price*
60.4%
50.0%
55.0%
60.0%
65.0%
70.0%
Jan-00 Jan-01 Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08
*Based on vehicles financed by domestic captive finance companies.

KAR Holdings

Year-on-Year Percent Change
Jan-06
Feb-06
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06
Jan-07
Feb-07
Mar-07
Apr-07
May-07
Jun-07
Jul-07
Aug-07
Sep-07
Oct-07
Nov-07
Dec-07
Jan-08
Feb-08
Mar-08
Apr-08
May-08
Jun-08
Jul-08
Aug-08
Sep-08
Oct-08
Nov-08
Dec-08

Dealers appear to be sharply discounting their
used vehicle inventories to trigger more used
vehicle sales.
Comparison of New and Used Vehicle Consumer Price Indices
-5%
-4%
-3%
-2%
-1%
0%
1%
2%
3%
New Vehicle CPI Used Vehicle CPI

Wholesale Vehicle Markets

October’s price decline was the most dramatic
we’ve ever seen.
Year-on-Year Percent Change in Average Auction Prices
-14.0%
-12.0%
-10.0%
-8.0%
-6.0%
-4.0%
-2.0%
0.0%
2.0%
4.0%
6.0%
8.0%
2000 2001 2002 2003 2004 2005 2006 2007 2008
Inflection
Point - May
2003
Price firming
Continued
firming/recovery
Weakening
Retail Sales
Supply-
driven
recovery
for
program
vehicles
Price
softening

Fuel economy goes a long way in explaining variances
in sales prices between vehicle model class segments.
Percent Change in Average Auction Price by Model Class - 2008 vs. 2007 (YTD October)
9.1%
-1.3%
-1.6%
-9.0%
-9.9%
-9.9%
-10.6%
-11.7%
-16.4%
-18.5%
-3.8%
-4.5%
-4.7%
-6.0%
-20% -15% -10% -5% 0% 5% 10% 15%
Compact Car
Midsize Car
Luxury Car
All Vehicles
Sporty Car
Compact Pickup
Mini SUV
Mini Van
Midsize SUV
Fullsize Van
Fullsize Car
Luxury SUV
Fullsize Pickup
Fullsize SUV

35 Vehicle Prices Are Changing Ford F-150: 2008 - $12,901 2007 - $16,544 BMW 5 Series: 2008 - $19,123 2007 - $25,307 Toyota Corolla: 2008 - $6,208 2007 - $6,206

KAR Holdings

Jan-02
Mar-02
May-02
Aug-02
Oct-02
Dec-02
Feb-03
May-03
Jul-03
Sep-03
Dec-03
Feb-04
Apr-04
Jul-04
Sep-04
Nov-04
Jan-05
Apr-05
Jun-05
Aug-05
Nov-05
Jan-06
Mar-06
Jun-06
Aug-06
Oct-06
Dec-06
Mar-07
May-07
Jul-07
Oct-07
Dec-07
Feb-08
May-08
Jul-08
Sep-08

Auction inventories are at all-time highs.  This
represents much-needed liquidity at a time when
cash is king.
Estimated Auction Industry Inventory Days*
43
66
32
39
40
21
19
18
17
43
45
23
28
44
19
58
0
10
20
30
40
50
60
70
* Based on estimated auction industry inventory and sales levels for manufacturer and captive finance units only.

Corporate Update

38
KAR Holdings, Inc.
Total 2007 Revenue:  $1,589 million
Total 2007 PF Adjusted EBITDA:  $405 million
ADESA Auctions
2007 Revenue: $965 million
IAAI Salvage
2007 Revenue: $483 million
Used vehicle auctioneer
Remarkets used vehicles from
large institutions and dealers
Salvage vehicle auctioneer
Remarkets vehicles deemed a
total-loss by insurance
companies
Provides short-term inventory-
secured financing for
independent used vehicle
dealers in North America
Auction Sites: 61
Market Position: #2
Market Share: 19%
Auction Sites: 151
Market Position: #2
Market Share: 35%
Offices: 88
Market Position: Leader
Market Share: NA
Automotive Finance Corp.
(AFC)
2007 Revenue: $141 million
Note:  Pro forma to give effect to full year impact of recent acquisitions, buyer fee increases at IAAI standalone and certain cost savings from salvage combination.  The revenues of ADESA Impact prior to the April 20, 2007 merger transaction have been reclassified to IAAI to illustrate the effect of the merger as if it had occurred on January
1, 2007.
Company Overview
($ in millions)

The Company has the largest combined network of Used Car and Salvage Auctions in N.A.
ADESA Auctions
—61 auction sites
IAAI Salvage
—151 auction sites
AFC—88 loan production offices
Broad Geographic Footprint
Broad geographic footprint positions the Company as the preferred auction &
floorplan financing provider for its customers.

40
North American Used Vehicle Auction
Market – 9.5 Million Units
North American Salvage Auction Market –
3.2 Million Units
Source:  GVR Report and Company estimates
Copart 37%
Insurance Auto
Auctions 35%
Independents
28%
Manheim 51%
ADESA 19%
Independents
30%
Leading Market Positions

41
ADESA Auctions
Second largest whole car vehicle auctioneer in
the U.S. and the largest in Canada
• Operates 61 auction facilities throughout
North America
Generally does not take title to or ownership of
the vehicles at auctions
Revenues primarily derived from auction fees
paid by buyers and sellers
Additional revenues generated from a wide array
of value-added ancillary services that drive
efficient vehicle remarketing:
Auctions strive to maximize the auction sales price for sellers by effectively and efficiently transferring the vehicles, paperwork and funds as quickly as possible
• Reconditioning services such as preparation services, washing and detailing
• Industry and market data via ADESA Analytical Services and AutoVIN
OEM Captive
Finance 25%
Dealer
32%
Fleet/Lease 30%
OEM 13%

42
IAAI Salvage
One of only two salvage
auctioneers with a national
footprint
• Serves all top 75 U.S.
metropolitan markets
Hybrid auction format,
combining Internet and live
auctions:
• Leads to higher proceeds for
suppliers
• Increases international buyers
Provides wide array of value-
added total-loss services that
drive efficient vehicle
remarketing
Percentage of Claims Resulting
in Total Loss
Source:   CCC Information Services
8.2%
8.5%
10.6%
11.3%
12.1%
13.4%
13.0%
12.9%
13.5%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
16.0%
1997 2000 2001 2002 2003 2004 2005 2006 2007

Provides floorplan financing to
independent dealers
• 30 to 60 day loan terms
• Serves over 800 auctions
Market leader- In a market of 43,000
registered dealers, 13,000 have
transacted with AFC in the last twelve
months
Centralized credit decisions using
proprietary scoring model with additional
corporate oversight
• Perfected security interest and personal
guaranty from principals of independent
dealers
Low-cost, reliable funding through
bankruptcy-remote, off-balance sheet
securitization conduit
• Utilized to finance over 60% of receivables
Facilitates growth of vehicle sales at auction and allows ADESA and IAAI to have larger role in entire vehicle redistribution industry.
AFC

Market Share Improvement Domestic Expansion E-Business Improved Earnings through Cost Savings and Operations Initiatives Stabilize performance of AFC Major Initiatives

45
Significant institutional
customer wins
Site expansions &
improvements in meeting
customer needs
Improved business information
systems to enhance customer
reporting
Increased dealer consignment
sales
Market Share Improvement

46
Domestic Expansion
Relocations of capacity-constrained facilities:
• Dallas (used car)
• Phoenix (used car)
• Kansas City (used car)
• Toronto (salvage)
Acquisitions of independent used vehicle auctions
Acquisitions of independent salvage auctions
• Reduce customer towing costs
• Ease capacity constrained facilities
Greenfield site development

47
Implementing consistent used car auction
operating practices
• 32 of 61 sites completed to date
• Operational audit team in place to verify compliance
Improved technology to support auction
operations
• Reduced administrative effort and elimination of
redundant processes
• Improved customer reporting
Enhanced ancillary services
• Bringing value-added services in-house
• Paintless Dent Repair (Dent Demon)
• Glass replacement
• Keys
• Increased outsourcing of certain labor
functions
Cost Savings

48
Major Initiatives - AFC
Streamlined Operations:
• Closed 14 offices
• Reduced headcount to match
volumes
• Increased staffing in credit &
collections
Tightened Credit Policies
Reduced Credit for Non-Auction
Purchases

KAR Holdings Consolidated Financial Summary

50
Long-Term Debt Structure
As of
Description 9/30/2008 Rate Maturity
Term B Loan - Hedged* 800.0 $        5.34% + 225
Term B Loan - Unhedged 701.5 Libor + 225
Senior Credit Facility 1,501.5 $      2013
Floating Rate Senior Notes 150.0 $        Libor + 400 2014
Fixed Rate Senior Notes 450.0 8.75% 2014
Senior Subordinated Notes 425.0 10.00% 2015
Senior Notes 1,025.0 $
Total Long-Term Debt** 2,526.5 $
Net Available Cash (97.5)
Net Debt 2,429.0 $
LTM PF Adjusted EBITDA at 9/30/08 430.0 $        ***
Total Leverage Ratio (Net Debt) 5.65x
* 2-year hedge
** Excludes $34.5M capital lease obligation
*** As deemed per the Company's credit agreement
(millions of US dollars)

51
Consolidated Balance Sheet
(millions of US dollars)
12/31/2007 9/30/2008
Cash & equivalents $221 $212
Other current assets 681                692
   Total current assets 902               904
PP&E and Other assets 3,629             3,441
Total Assets 4,531             4,345
Current liabilities 460                538
Long-term debt 2,566             2,527
Other non-current liabilities* 491                447
Total Equity 1,014             833
Total Liabilities & Equity $4,531 $4,345
* $34.5 capital lease obligation is classified above in Other non-current liabilities

52
Financial Strength – 9/30/08
Strong Liquidity:
• $211.8M of cash & equivalents; $97.5M available
• No borrowings O/S on $300M revolver
Q3 Earnings:
• Net loss of $169.9M, included non-cash charge of $164.4M
• Charge related to write down of goodwill & trade names at AFC
• No impact on compliance with debt covenants
Cash Generation & Deployment YTD:
• Generated $207.5M from operations
• Invested $155.8M on acquisitions (over ½ for IAAI)
• Invested $85.7M in Capx and repaid $55.7M on senior debt

53
Financial Highlights - Consolidated
Results for ADESA and IAAI prior to the April 20, 2007 merger transactions have been combined to illustrate the effect of the merger transactions as if they had occurred on January 1, 2007.
* Excludes non-cash goodwill and other intangibles impairment charge of $164.4 million
$394
$0
$100
$200
$300
$400
$500
Q3 2007 Q3 2008
13%
Q3 Revenue Q3 Revenue Q3 Operating Profit Q3 Operating Profit
$46
$50
$0
$20
$40
$60
$80
Q3 2007 Q3 2008*
$1,191
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
2007 2008
YTD Revenue YTD Revenue YTD Operating Profit YTD Operating Profit
$149
$160
$0
$50
$100
$150
$200
2007 2008*
15%
7%
$445
8%
$1,375

$111
$120
$0
$50
$100
$150
2007 2008
$863
$720
$0
$200
$400
$600
$800
$1,000
2007 2008
54
Financial Highlights – ADESA Auctions
YTD Revenue YTD Revenue YTD Operating Profit
YTD Operating Profit
8%
20%
Results for ADESA and IAAI prior to the April 20, 2007 merger transactions have been combined to illustrate the effect of the merger transactions as if they had occurred on January 1, 2007.

$30
$53
$0
$25
$50
$75
2007 2008
55
Financial Highlights - IAAI
YTD Revenue YTD Revenue YTD Operating Profit
YTD Operating Profit
18%
Results for ADESA and IAAI prior to the April 20, 2007 merger transactions have been combined to illustrate the effect of the merger transactions as if they had occurred on January 1, 2007.
77%
$361
$426
$0
$200
$400
$600
2007 2008

56
Financial Highlights - AFC
YTD Operating Profit
YTD Operating Profit
22%
49%
YTD Revenue YTD Revenue
* Excludes non-cash goodwill and other intangibles impairment charge of $164.4 million
$110
$86
$0
$30
$60
$90
$120
$150
2007 2008
$28
$55
$0
$40
$80
2007 2008*

57 Q&A

Appendix
Discussion of Non-GAAP Measures:
EBITDA, Adjusted EBITDA and Adjusted EBITDA per the Credit Agreement – The Company’s management believes that EBITDA is a useful supplement and meaningful indicator of earnings performance to be used by its investors, financial analysts and others to analyze the Company’s financial performance and results of operations over time.  Management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA is appropriate to provide additional information to investors about one of the principal internal measures of performance used by the Company. Management uses the Adjusted EBITDA measure to evaluate the performance of the Company and to evaluate results relative to incentive compensation targets.
Adjusted EBITDA per the Credit Agreement adds the pro forma impact of recent acquisitions and the pro forma cost savings per the credit agreement to Adjusted EBITDA. This measure is used by the Company’s creditors in assessing debt covenant compliance and management believes its inclusion is appropriate to provide additional information to investors about certain covenants required pursuant to the Company’s senior secured credit facility and notes.  The most directly comparable financial performance measure calculated and presented in accordance with GAAP is net income (loss).  A reconciliation of net income (loss) to EBITDA, Adjusted EBITDA and Adjusted
EBITDA per the Credit Agreement is contained in this appendix.
EBITDA, Adjusted EBITDA and Adjusted EBITDA per the Credit Agreement, as presented herein, are supplemental measures of the Company’s performance that are not required by, or presented in accordance with, generally accepted accounting principles in the United States (“GAAP”).  They are not measurements of the
Company’s financial performance under GAAP and should not be considered as alternatives to revenues, net income (loss) or any other performance measures derived in accordance with GAAP or as alternatives to cash flow from operating activities as measures of the Company’s liquidity.  EBITDA, Adjusted EBITDA and Adjusted
EBITDA per the Credit Agreement measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analysis of the results as reported under GAAP.  These measures may not be comparable to similarly titled measures reported by other companies.

Adjusted EBITDA Reconciliation
For the Twelve Months Ended September 30, 2008
Three Months Ended
Twelve
Months
Ended
(In millions)
December
31, 2007
March 31,
2008
June 30,
2008
September
30, 2008
September
30, 2008
Net income (loss) ($34.3) ($3.2) $6.2 ($169.9) ($201.2)
Add back:
Income taxes (16.5) (3.7) 4.8 (5.2) (20.6)
Interest expense,net of interest income 56.0 56.8 51.2 51.9 215.9
Depreciation and amortization 59.8 47.3 45.0 45.0 197.1
EBITDA 65.0 97.2 107.2 (78.2) 191.2
Nonrecurring charges 12.4 6.8 11.5 10.2 40.9
Noncash charges 9.5 6.4 3.0 168.9 187.8
Advisory services 0.8 0.9 0.9 0.9 3.5
Adjusted EBITDA 87.7 111.3 122.6 101.8 423.4
Pro forma impact of recent acquisitions 4.1 2.5 -- -- 6.6
Adjusted EBITDA per the Credit
Agreement $91.8 $113.8 $122.6 $101.8 $430.0

Adjusted EBITDA Reconciliation
For the Year Ended December 31, 2007
Three Months Ended Year Ended
(In millions)
March 31,
2007
June 30,
2007
September
30, 2007
December
31, 2007
December
31, 2007
Net income (loss) $38.4 ($7.3) ($8.6) ($34.3) ($11.8)
Add back: discontinued operations 0.1 -- -- -- 0.1
Income (loss) from continuing
operations
38.5 (7.3) (8.6) (34.3) (11.7)
Add back:
Income taxes 24.6 4.6 3.7 (16.5) 16.4
Interest expense, net of interest income 13.3 46.6 56.3 56.0 172.2
Depreciation and amortization 18.8 32.2 39.6 59.8 150.4
EBITDA 95.2 76.1 91.0 65.0 327.3
Nonrecurring charges 1.2 5.7 4.9 12.4 24.2
Nonrecurring transaction charges 2.4 22.4 -- -- 24.8
Noncash charges 5.2 1.0 0.9 9.5 16.6
Advisory services 0.1 0.8 0.9 0.8 2.6
Adjusted EBITDA 104.1 106.0 97.7 87.7 395.5
Pro forma impact of recent acquisitions 1.5 1.7 1.5 -- 4.7
Pro forma cost savings per the credit
agreement 5.0 5.0
Adjusted EBITDA per the credit
agreement $105.6 $107.7 $99.2 $92.7 $405.2